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                                   EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No.'s 33-30840, 33-64721, 33-64723, 333-11503,
333-31239, and 333-91531.





                                                         /s/ Arthur Andersen LLP
                                                         Arthur Andersen LLP

Cincinnati, Ohio
September 19, 2000